UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2024

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which traded
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 25, 2024, Liberty Broadband Corporation (“Liberty Broadband”) announced the pricing of an upsized private offering of $800 million aggregate original principal amount of its 3.125% Exchangeable Senior Debentures due 2054 (the “Debentures”) pursuant to an exemption under the Securities Act of 1933, as amended. Liberty Broadband has also granted to the initial purchasers an option to purchase additional Debentures with an aggregate principal amount of up to $120 million. The offering is expected to close on July 2, 2024, subject to satisfaction of customary closing conditions. Liberty Broadband intends to use the net proceeds of the offering to repay approximately $500 million of borrowings under the margin loan agreement of Liberty Broadband’s indirect, wholly-owned special purpose entity, repurchase a total of approximately $300 million in aggregate principal amount of Liberty Broadband’s 3.125% exchangeable senior debentures due 2053 pursuant to individually privately negotiated transactions and for general corporate purposes.

This Current Report on Form 8-K and the press release regarding the pricing of the offering attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 25, 2024, regarding the pricing of the private offering.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2024

LIBERTY BROADBAND CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President